UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2015

CHEVIOT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-35399	90-0789920
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3723 Glenmore Avenue, Cheviot, Ohio		45211
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:                                                                                     (513) 661-0457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Shareholders was held on April 28, 2015 (the “Annual Meeting”). A total of 6,745,590 outstanding shares were eligible to vote at the Annual Meeting. The matters considered and voted on by the Company’s Shareholders at the Annual Meeting and the vote of the Shareholders was as follows:

1.           The election of one director for a three-year term.

	For	Withheld	Broker non-votes

Steven R. Hausfeld	4,197,490	373,850	1,345,410

      2.           The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain	Broker non-votes

5,884,331	26,513	5,906	0

3.           A non-binding advisory vote approving executive compensation.

For	Against	Abstain	Broker non-votes

4,108,812	329,748	132,780	1,345,410

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEVIOT FINANCIAL CORP.

DATE: April 28, 2015	By:/s/ Mark T. Reitzes
Mark T. Reitzes
President and Chief Executive Officer